Dreyfus Florida
Municipal Money Market Fund

SEMIANNUAL REPORT
December 31, 2001


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                        2     Letter from the Chairman

                        3     Discussion of Fund Performance

                        6     Statement of Investments

                        14    Statement of Assets and Liabilities

                        15    Statement of Operations

                        16    Statement of Changes in Net Assets

                        17    Financial Highlights

                        18    Notes to Financial Statements

                              FOR MORE INFORMATION

---------------------------------------------------------------------------

                                   Back Cover

                                                                        The Fund

                                                      Dreyfus Florida Municipal
                                                               Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Florida Municipal Money Market Fund, covering the six-month period from July 1, 2001 through December 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Irace.

During the reporting period, tax-exempt money market funds generally posted higher returns than stocks. As one of America's longest periods of economic expansion came to an end, the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board' s interest-rate reductions drove short-term rates to their lowest levels in 40 years.

The past six months have also reminded investors of the importance of some fundamental principles of investing. The merit of a long-term perspective was validated when stocks and lower rated bonds rallied toward the end of the reporting period. The importance of diversification was underscored by the longer term bond market' s strong returns, which helped cushion the equity market' s decline for investors who allocated their investments among different asset classes. Perhaps most significant, the current investment environment has affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields ending 2001 at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged, and the equity markets have recently rallied in response to renewed investor optimism. While we can' t guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2002




DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus Florida Municipal Money Market Fund perform during the period?

For the six-month period ended December 31, 2001, the fund produced an annualized yield of 1.81%. Taking into account the effects of compounding, the fund provided an annualized effective yield of 1.83% for the same period.(1)

We attribute the fund' s performance to a weakening economy, which led to the nation's first recession in 10 years. In an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed") continued to reduce interest rates aggressively, and yields on tax-exempt money market securities continued to fall during the reporting period.

What is the fund's investment approach?

The fund seeks a high level of current income exempt from federal income tax and Florida intangible property tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio of high quality, tax-exempt money market instruments from Florida-exempt issuers. Second, we actively manage the portfolio' s average maturity in anticipation of what we believe are supply-and-demand changes in Florida's short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the portfolio, which could enable us to take advantage of opportunities when short-term supply increases. Yields generally tend to rise when there is an increase in new-issue supply competing for investor interest. New securities that are generally issued with maturities in the one-year range may in turn cause us to lengthen the portfolio's average maturity. If we anticipate limited new-issue supply, we may then look to extend the portfolio's average maturity in an The Fund

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

effort to take advantage of then current opportunities. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund's performance?

Falling interest rates in a weakening economy continued to represent a primary driver of the fund's performance during the reporting period. When the reporting period began, the economy was in the midst of a slowdown. In an effort to shore up a flagging economy, the Fed had already cut short-term interest rates six times between the beginning of January and the end of June. During the reporting period, the Fed eased short-term interest rates five more times, for a total reduction of 2.00%. Yields on one-year tax-exempt notes declined commensurately

The fund was also influenced by the September 11 terrorist attacks, which made an already weak economy even weaker. Generally, investors concerned about a falling stock market, a weak economy and a newly unstable international political situation flocked to high quality, short-term securities. This spike in demand for a limited number of investments caused tax-exempt yields to fall even further.

In this environment, we generally maintained the fund' s weighted average maturity at a point that was longer than its peer group average. This positioning proved advantageous, because it enabled the fund to lock in higher, then current yields as short-term interest rates fell. However, because assets in Florida municipal money market funds tend to increase temporarily at year-end as residents seek to avoid Florida's intangible property tax, approximately 73% of the fund' s assets was invested in short-term variable-rate demand notes (VRDNs) as of December 31, shortening the fund's weighted average maturity

What is the fund's current strategy?

When, as we anticipate, the fund' s asset size returns to normal levels in January, we expect to maintain a defensive posture for the fund, including a relatively short weighted average maturity as well as an emphasis on capital preservation and the maintenance of liquidity. The recession and a sharp decline in tourism have taken their toll on Florida tax revenues. In fact, to help offset those losses, the Florida legislature recently rescinded its earlier decision to raise the exemption amount for the state intangibles tax.

When we have deemed it appropriate to do so, we have also strived to maintain a " laddered" portfolio of municipal notes, in which holdings mature in stages to help protect the fund against unexpected changes in interest rates. However, we have recently focused on notes with maturities of only three to six months for this portion of the fund. With yields of one-year notes currently at very low levels, we think it makes little sense to extend maturities further at this time. As always, however, we may look to change our strategy and the fund's composition as market conditions evolve.

January 15, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX
(AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. YIELD PROVIDED REFLECTS THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S YIELD WOULD HAVE BEEN LOWER.

                                                                        The Fund

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2001 (Unaudited)

                                                                                              Principal
TAX EXEMPT INVESTMENTS--85.7%                                                                 Amount ($)                Value ($)
--------------------------------------------------------------------------------------------------------------------------------

Alachua County School District, GO Notes, Refunding

   5.15%, 1/1/2002 (Insured; FSA)                                                               900,000                  900,000

Boca Raton, Special Assessment Revenue, Refunding

  (Vision 90 Project)

   5%, 7/1/2002 (Insured; AMBAC)                                                                385,000                  388,920

Brevard County, Private School Revenue, VRDN

   (Holy Trinity Episcopal) 1.40% (LOC; First Union Bank)                                     2,555,000  (a)           2,555,000

Brevard County School Board, RAN

   3.30%, 5/3/2002                                                                            4,000,000                4,003,891

Broward County, GO Notes 3.75%, 1/1/2002                                                      3,000,000                3,000,000

Broward County Airport Exempt Facility, Revenues

  VRDN (Learjet Inc. Project)

   1.75% (LOC; Bank of America)                                                               1,000,000  (a)           1,000,000

Broward County Housing Finance Authority, VRDN:

  MFHR, Refunding

    (Island Club Apartments)

      1.60% (Liquidity Facility; FHLM)                                                        3,835,000  (a)           3,835,000

   SFMR, Merlots Program 1.76% (LOC: First Union Bank,

      FNMA and GNMA)                                                                             50,000  (a)              50,000

Broward County Industrial Development

  Industrial Revenue, VRDN:

    (GB Instruments Inc. Project)

         1.76% (LOC; Bank of America)                                                         2,660,000  (a)           2,660,000

      (Rex Three Inc. Project):

         1.25% (LOC; First Union Bank)                                                           40,000  (a)              40,000

         1.75% (LOC; First Union Bank)                                                        2,690,000  (a)           2,690,000

Broward County Special Obligation, Revenue, Refunding

   5.50%, 1/1/2002 (Insured; AMBAC)                                                           1,000,000                1,000,000

Charlotte County, Utility, Sewer and Water Revenue

   3.25%, 10/1/2002 (Insured; FGIC)                                                             575,000                  580,293

Dade County, GO Notes 6.70%, 6/1/2002 (Insured; AMBAC)                                          375,000                  380,612

Dade County Health Facilities Authority, HR, Refunding

  (North Shore Medical Center Project)

   6%, 8/15/2002 (Insured; AMBAC)                                                               200,000                  203,805

Dade County Industrial Development Authority, VRDN:

  Exempt Facilities Revenue, Refunding

      (Florida Power and Light Co.) 1.70%                                                     5,300,000  (a)           5,300,000

   IDR

      (Empire Art Productions Project)

      1.55% (LOC; First Union Bank)                                                             400,000  (a)             400,000

Dade County School District, GO Notes:

   5%, 2/15/2002 (Insured; MBIA)                                                                300,000                  300,540

   6.875%, 8/1/2002 (Insured; MBIA)                                                             125,000                  128,387


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Duval County School District, GO Notes, Refunding

   5.90%, 8/1/2002 (Insured; AMBAC)                                                             150,000                  153,298

Escambia County Housing Finance Authority, SFMR, VRDN

  Merlots Program 1.76% (LOC: First Union Bank, FNMA

   and GNMA)                                                                                  4,450,000  (a)           4,450,000

Florida Board of Education Capital Outlay, Public Education

  GO Notes:

      4%, 1/1/2002                                                                              200,000                  200,000

      5.50%, 1/1/2002                                                                         3,900,000                3,900,000

      3.50%, 6/1/2002 (Insured; FGIC)                                                           245,000                  246,350

      5.40%, 6/1/2002                                                                           135,000  (b)             137,755

      5.625%, 6/1/2002                                                                        1,500,000                1,521,289

      6%, 6/1/2002                                                                              140,000  (b)             143,168

      6.25%, 6/1/2002                                                                           100,000                  101,125

      6.625%, 6/1/2002                                                                        1,100,000  (b)           1,127,681

      Refunding 6.75%, 6/1/2002                                                                 150,000                  151,957

Florida Department of Transportation, GO Notes

  (Right of Way):

      6.40%, 7/1/2002                                                                           250,000                  254,181

      Refunding 4%, 7/1/2002                                                                    250,000                  251,394

Florida Development Finance Corporation, IDR, VRDN:

  (Byrd Technology Inc.)

      1.55% (LOC; First Union Bank)                                                           1,630,000  (a)           1,630,000

   (Inco Chemical Supply Co.)

      1.55% (LOC; First Union Bank)                                                           2,140,000  (a)           2,140,000

   (Increte LLC Project)

      1.55% (LOC; First Union Bank)                                                           2,600,000  (a)           2,600,000

   (Kelray Realty Inc.)

      1.55% (LOC; First Union Bank)                                                           1,050,000  (a)           1,050,000

   (Mid-Florida Steel Project)

      1.55% (LOC; First Union Bank)                                                           1,200,000  (a)           1,200,000

   (Retro Elevator Corp. Project)

      1.55% (LOC; First Union Bank)                                                           1,015,000  (a)           1,015,000

   (Sun and Skin Care Resources Project)

      1.55% (LOC; First Union Bank)                                                           1,000,000  (a)           1,000,000

   (Trese Inc. Project)

      1.55% (LOC; First Union Bank)                                                           1,600,000  (a)           1,600,000

Florida Division of Bond Finance Department, General Services

  Revenues:

    Department of National Resource and Preservation:

         5%, 7/1/2002 (Insured; FSA)                                                            200,000                  202,952

         6.25%, 7/1/2002 (Insured; MBIA)                                                        175,000  (b)             179,437

      Refunding (Department of Environmental Save Coast)

         4.30%, 7/1/2002 (Insured; AMBAC)                                                       240,000                  241,344

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Florida Housing Finance Agency, Housing Revenue, VRDN

   (Caribbean Key) 1.65% (LOC; Key Bank)                                                     10,700,000  (a)          10,700,000

Florida Housing Finance Corporation, MFHR, VRDN

  (Falls of Venice Project)

   1.65% (LOC; FNMA)                                                                          8,720,000  (a)           8,720,000

Gulf Breeze, Revenue, VRDN, Local Government Loan Program

  1.50% (Insured; FGIC and Liquidity Facility;

   Dexia Credit Locale)                                                                       5,750,000  (a)           5,750,000

Halifax Hospital Medical Center, GO Notes, TAN

   3.75%, 3/15/2002                                                                           4,000,000                4,003,481

Hillsborough County Capital Improvement Program

  Sales Tax Revenue, Refunding

   5%, 8/1/2002 (Insured; FGIC)                                                                 350,000                  354,363

Hillsborough County Housing Finance Authority, SFMR

   2.85%, 8/1/2002 (LOC: FNMA and GNMA)                                                       1,845,000                1,845,000

Hillsborough County Industrial Development Authority

  PCR, VRDN:

  (Tampa Electric Co. Project):

      1.75%                                                                                  12,000,000  (a)          12,000,000

      Refunding 1.90%                                                                         2,900,000  (a)           2,900,000

   (Tampa Electric Co. Gannon)

      Refunding 2%                                                                            9,450,000  (a)           9,450,000

Indian River County, GO Notes

   2.50%, 7/1/2002 (Insured; FSA)                                                               480,000                  481,177

Inland Protection Financing Corporation

  Special Obligation Revenue

   5%, 1/1/2002 (Insured; FSA)                                                                5,300,000                5,300,000

City of Jacksonville, VRDN:

  IDR (Florida University Health Science Center)

      1.85% (LOC; Bank of America)                                                            1,600,000  (a)           1,600,000

   PCR, Refunding (Florida Power and Light Co. Project) 2%                                    2,800,000  (a)           2,800,000

Jacksonville Electric Authority:

  Electric Power and Light Revenues

    VRDN (Electric Systems):

         1.80% (Liquidity Facility; Bank of America)                                          8,400,000  (a)           8,400,000

         1.80% (Liquidity Facility; Dexia Credit Locale)                                      5,000,000  (a)           5,000,000

         1.80% (Liquidity Facility; Landesbank Hessen-

            Thuringen Girozentrale)                                                           2,100,000  (a)           2,100,000

         1.80% (Liquidity Facility; Westdeutsche Landesbank)                                 28,900,000  (a)          28,900,000

   Water and Sewer Systems Revenue, CP:

      1.35%, 1/10/2002 (Liquidity Facility;

         Dexia Credit Locale)                                                                10,000,000               10,000,000

      1.35%, 1/10/2002 (Liquidity Facility;

         Toronto Dominion Bank)                                                              10,000,000               10,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Jacksonville Electric Authority (continued):

  Water and Sewer Systems Revenue, CP (continued):

    1.30%, 1/17/2002 (Liquidity Facility;

         Toronto Dominion Bank)                                                               7,000,000                7,000,000

Jacksonville Health Facilities Authority, HR, Refunding

  VRDN (Genesis Rehabilitation Hospital)

   2% (LOC; Bank of America)                                                                  2,100,000  (a)           2,100,000

Lake County Industrial Development Authority

  Industrial Revenue

  VRDN (U.S. Nutraceuticals LLC Project)

   1.90% (LOC; Huntington National Bank)                                                      2,000,000  (a)           2,000,000

Lee County, Water and Sewer Revenue

   3.55%, 10/1/2002 (Insured; AMBAC)                                                            300,000                  303,425

Lee County Housing Finance Authority, SFMR:

  Refunding

      2.30%, 10/25/2002 (GIC; Trinity Funding Corp.)                                          7,500,000                7,500,000

   VRDN, Merlots Program

      1.76% (LOC: First Union Bank, FNMA and GNMA)                                            6,145,000  (a)           6,145,000

Lee County Industrial Development Authority, IDR, VRDN

  (Currier Roof Tile Project)

   2.20% (LOC; Huntington National Bank)                                                      2,845,000  (a)           2,845,000

Manatee County, PCR, Refunding, VRDN

   (Florida Power and Light Co. Project) 1.45%                                                  300,000  (a)             300,000

Marion County Industrial Development Authority, IDR, VRDN:

  Refunding (Florida Convalescent Centers Project)

      2% (LOC; Wells Fargo Bank)                                                                650,000  (a)             650,000

   (Universal Forest Products)

      1.55% (LOC; First Union Bank)                                                           2,500,000  (a)           2,500,000

Martin County, VRDN

  (Power and Light Company Project):

      PCR, Refunding 1.90%                                                                   27,400,000  (a)          27,400,000

      SWDR 1.70%                                                                              2,050,000  (a)           2,050,000

Miami-Dade County Educational Facilities Authority

  College and University Revenue:

    Refunding

         4.40%, 4/1/2002 (Insured; AMBAC)                                                       200,000                  200,540

      VRDN

         (Florida International University Foundation Project)

            1.65% (LOC; SunTrust Bank)                                                        5,500,000  (a)           5,500,000

Miami-Dade County Housing Finance Authority

  Housing Revenue

  (Home Ownership Mortgage)

   3.40%, 5/1/2002 (LOC: FNMA and GNMA)                                                       7,000,000                7,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Miami-Dade County Industrial Development Authority

  IDR, VRDN:

      (EEG Properties Inc. Project)
         1.55% (LOC; First Union Bank)                                                          975,000  (a)             975,000

      (Fine Art Lamps Project)
         1.75% (LOC; SunTrust Bank)                                                           2,700,000  (a)           2,700,000

      (Futurama Project)
         1.81% (LOC; SouthTrust Bank)                                                         1,420,000  (a)           1,420,000

      (Professional Modification)
         1.45% (LOC; Bankers Trust Co.)                                                      14,200,000  (a)          14,200,000

Miami-Dade County School District, Revenue, TAN

   3.50%, 6/27/2002                                                                           1,500,000                1,509,587

North Brevard Recreation Special District, Revenue

  Parks and Recreation Program

   4.25%, 7/1/2002 (Insured; AMBAC)                                                             435,000                  437,632

North Broward Hospital District, HR, Refunding:

   6%, 1/1/2002                                                                                 100,000  (b)             100,000

   6.25%, 1/1/2002                                                                              450,000  (b)             459,000

Orange County, Sales Tax Revenue, Refunding

   4.40%, 1/1/2002 (Insured; FGIC)                                                              200,000                  200,000

Orange County Health Facilities Authority, Revenues, VRDN

  (Hospital Health Association)

  1.85% (GIC; CDC Funding Corp. and Liquidity Facility: Bank

   of Nova Scotia, Banque Paribas and The Bank of New York)                                  10,000,000  (a)          10,000,000

Orange County Housing Finance Authority:

  Home Owner Revenue

      2.95%, 9/1/2002 (LOC: FNMA and GNMA)                                                      115,000                  115,000

   MFHR (Oakwood Project)

      4.45%, 10/1/2002 (LOC; Fleet Bank)                                                      6,000,000                6,000,000

   VRDN 1.65% (LOC; Bank of America)                                                          5,630,000  (a)           5,630,000

Orlando Utilities Commission, Water and Electric Revenue

   8%, 4/1/2002                                                                                 350,000  (b)             354,213

Palm Beach County, VRDN:

  IDR

    (Palm Beach Bedding Company Project):

         1.20% (LOC; First Union Bank)                                                           95,000  (a)              95,000

         1.45% (LOC; First Union Bank)                                                        3,695,000  (a)           3,695,000

      Refunding (Eastern Metal Supply):

         1.25% (LOC; First Union Bank)                                                          150,000  (a)             150,000

         1.50% (LOC; First Union Bank)                                                        4,400,000  (a)           4,400,000

   Private Schools Revenue

      (Jewish Community Campus Project)

         1.70% (LOC; Northern Trust Co.)                                                      1,000,000  (a)           1,000,000


                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
-------------------------------------------------------------------------------------------------------------------------------

Palm Beach County, VRDN (continued):

  Recreational Revenue

    (Henry Morrison Flagler Project)

      1.70% (LOC; Northern Trust Co.)                                                           800,000  (a)             800,000

Palm Beach County Housing Finance Authority, MFHR, VRDN

  (Azalea Place Apartments Project)

   1.65% (LOC; SunTrust Bank)                                                                 2,600,000  (a)           2,600,000

Pinellas County Health Facilities Authority, Revenues

  Refunding, VRDN Pooled Hospital Loan Program

  1.55% (Insured; AMBAC and Liquidity Facility; Sun

   Trust Bank)                                                                                5,000,000  (a)           5,000,000

Pinellas County Industrial Development Authority, IDR, VRDN

   (Ven Tel Plastics Project) 1.50% (LOC; First Union Bank)                                   4,495,000  (a)           4,495,000

Putnam County Development Authority, PCR

  (NRU-Seminole Electric):

      2.40%, 3/15/2002                                                                        3,105,000                3,105,000

   VRDN

      2.10%, Series H-1                                                                         450,000  (a)             450,000

      2.10%, Series H-2                                                                         580,000  (a)             580,000

      Refunding (Florida Power and Light Co. Project) 1.45%                                     400,000  (a)             400,000

St. John's County Housing Finance Authority, MFHR, VRDN

  (Ponce Harbor Apartments)

   1.50% (LOC; SouthTrust Bank)                                                               6,000,000  (a)           6,000,000

St. Lucie County, VRDN:

  IDR

    (Roof Trusses Co. Project)

      1.86% (LOC; SunTrust Bank)                                                              1,375,000  (a)           1,375,000

   PCR, Refunding

      (Florida Power and Light Co. Project) 1.75%                                            45,200,000  (a)          45,200,000

   Revenues

      (Sage Living Center Project)

      1.66% (LOC; Regions Bank)                                                              10,445,000  (a)          10,445,000

   SWDR, Refunding

      (Florida Power and Light Co.) 1.95%                                                     5,000,000  (a)           5,000,000

St. Lucie County School District, GO Notes

   4%, 2/1/2002 (Insured; FSA)                                                                  150,000                  150,142

St. Petersburg Public Improvement, Auto Parking Revenue

   Refunding 6%, 2/1/2002 (Insured; MBIA)                                                     1,500,000                1,503,318

Sumter County, IDR, VRDN

  (Villages Tri County Medical Center)

   1.70% (LOC; Huntington National Bank)                                                      4,000,000  (a)           4,000,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal

TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------

Sunshine State Governmental Financing Commission, CP:

  1.55%, 1/8/2002 (Liquidity Facility; Landesbank Hessen-

      Thuringen Girozentrale)                                                                13,800,000               13,800,000

   2.40%, 1/11/2002 (Liquidity Facility; Landesbank Hessen-

      Thuringen Girozentrale)                                                                 4,000,000                4,000,000

   2.45%, 1/11/2002 (Liquidity Facility; Landesbank Hessen-

      Thuringen Girozentrale)                                                                 3,600,000                3,600,000

City of Tallahassee:

  IDR, VRDN

    (Rose Printing Co. Inc. Project)

      1.55% (LOC; First Union Bank)                                                           2,200,000  (a)           2,200,000

   Sales Tax Revenue, Refunding

      3%, 10/1/2002 (Insured; FGIC)                                                           1,000,000                1,005,867

City of Tampa:

  Revenue, Refunding

    (Health Systems-Catholic Health East)

      5.50%, 11/15/2002 (Insured: MBIA)                                                       1,000,000                1,028,195

   Sales Tax Revenue

      3.25%, 10/1/2002 (Insured; AMBAC)                                                       1,280,000                1,290,350

Tampa Tax Allocation, Tobacco and Liquor Taxes Revenue

  (H. Lee Moffitt Cancer Center)

   5%, 3/1/2002 (Insured; AMBAC)                                                                800,000                  802,147

Winter Haven, Utility Systems Revenue, Refunding and

   Improvement 3.95%, 10/1/2002                                                                 300,000                  304,313
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $431,286,079)                                                             85.7%              431,286,129

CASH AND RECEIVABLES (NET)                                                                        14.3%               71,951,999

NET ASSETS                                                                                       100.0%              503,238,128


Summary of Abbreviations

AMBAC                     American Municipal Bond
                              Assurance Corporation

CP                        Commercial Paper

FGIC                      Financial Guaranty
                                Insurance Company

FHLM                      Federal Home Loan Mortgage

FNMA                      Federal National
                              Mortgage Association

FSA                       Financial Security Assurance

GIC                       Guaranteed Investment Contract

GNMA                      Government National
                              Mortgage Association

GO                        General Obligation

HR                        Hospital Revenue

IDR                       Industrial Development Revenue

LOC                       Letter of Credit

MBIA                      Municipal Bond
                              Investors Assurance
                              Insurance Corporation

MFHR                      Multi-Family Housing Revenue

PCR                       Pollution Control Revenue

RAN                       Revenue Anticipation Notes

SFMR                      Single Family Mortgage Revenue

SWDR                      Solid Waste Disposal Revenue

TAN                       Tax Anticipation Notes

VRDN                      Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 78.6

AAA/AA (c)                       AAA/AA (c)                      AAA/AA (c)                                       12.7

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                     8.7

                                                                                                                 100.0

(A) SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT SECURITIES
WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST ON THE
MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING DATE.

(C) NOTES WHICH ARE NOT F, MIG OR SP RATED ARE REPRESENTED BY BOND RATINGS OF
THE ISSUERS.

(D) SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S,
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001 (Unaudited)

                                                              Cost         Value

--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

Investments                                           431,286,079   431,286,129

Cash                                                                 70,834,468

Interest receivable                                                   1,493,963

Prepaid expenses and other assets                                         5,551

                                                                     503,620,111

--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           135,965

Payable for investment securities purchased                             202,980

Accrued expenses and other liabilities                                   43,038

                                                                         381,983

--------------------------------------------------------------------------------

NET ASSETS ($)                                                      503,238,128
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     503,238,577

Accumulated net realized gain (loss) on investments                        (499)

Accumulated gross unrealized appreciation of investments                     50
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      503,238,128
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest
  authorized)                                                       503,238,577

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended December 31, 2001 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      2,789,709

EXPENSES:

Management fee--Note 2(a)                                              586,919

Shareholder servicing costs--Note 2(b)                                  74,035

Professional fees                                                       21,263

Trustees' fees and expenses--Note 2(c)                                  20,887

Custodian fees                                                          15,851

Prospectus and shareholders' reports                                     9,234

Registration fees                                                        5,703

Miscellaneous                                                            8,535

TOTAL EXPENSES                                                         742,427

Less--reduction in management fee due to
  undertaking--Note 2(a)                                               (44,349)

NET EXPENSES                                                           698,078

INVESTMENT INCOME--NET                                               2,091,631
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 15,359

Net unrealized appreciation (depreciation) on investments              (11,307)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   4,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,095,683

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                  Six Months Ended
                                                 December 31, 2001         Year Ended
                                                       (Unaudited)      June 30, 2001
-----------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                   2,091,631          7,468,774

Net realized gain (loss) from investments                   15,359              9,475

Net unrealized appreciation (depreciation) of investments  (11,307)             7,739

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                             2,095,683          7,485,988
-----------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                                  (2,091,631)        (7,468,774)
-----------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                          486,690,817        714,182,148

Dividends reinvested                                     1,848,478          6,625,372

Cost of shares redeemed                               (204,349,143)      (694,683,081)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                    284,190,152         26,124,439

TOTAL INCREASE (DECREASE) IN NET ASSETS                284,194,204         26,141,653
-----------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                    219,043,924        192,902,271

END OF PERIOD                                          503,238,128        219,043,924

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                            Six Months Ended                            Year Ended June 30,
                                           December 31, 2001  ----------------------------------------------------------------------
                                                (Unaudited)        2001          2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                1.00         1.00          1.00           1.00          1.00          1.00

Investment Operations:

Investment income--net                                .009         .033          .031           .027          .031          .030

Distributions:

Dividends from

   investment income--net                            (.009)      (.033)         (.031)         (.027)        (.031)        (.030)

Net asset value,
   end of period                                      1.00        1.00           1.00           1.00          1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      1.83(a)     3.34           3.18           2.71          3.12          3.05
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .59(a)      .60            .60            .57           .59           .57

Ratio of net investment income
   to average net assets                              1.78(a)     3.26           3.15           2.67          3.08          3.02

Decrease reflected in
   above expense ratios
   due to undertakings by
   The Dreyfus Corporation                             .04(a)      .04            .05            .09           .10           .20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period

   ($ x 1,000)                                     503,238     219,044        192,902        176,345       164,923       144,880

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Florida Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal income tax as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

Under the terms of the custody agreement, the fund received net earnings credits of $16,573 during the period ended December 31, 2001 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $16,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to June 30, 2001. If not applied, $7,000 of the carryover expires in fiscal 2004, $3,000 expires in fiscal 2005 and $6,000 expires in fiscal 2006.

At December 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at an annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken through December 31, 2001, to reduce the management fee paid by the fund to the extent that the fund' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .60 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $44,349 during the period ended December 31, 2001.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2001, the fund was charged $54,925 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2001, the fund was charged $14,289 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receives 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                        The Fund

                        For More Information

                        Dreyfus Florida Municipal Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  741SA1201